UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant To Section 13 Or 15 (d) Of The

Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): March 19, 2004

Naturade, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

33-7106-A	23-2442709
(Commission File Number)	(I.R.S. Employer Identification No.)

14370 Myford Road, Irvine, California 92606
(Address of principal executive offices) (Zip Code)

714-573-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)          Exhibits.

Exhibit Number	Description

99.1	Press release dated March 19, 2004.

Item 12.  Results of Operations and Financial Condition.

On March 19, 2004, the Company released its earnings report for the quarter ended December 31, 2003, a copy of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

The information in this Current Report on Form 8-K, including exhibits, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURADE, INC.

Dated:	March 23, 2004	By:	/s/ Bill D. Stewart
Bill D. Stewart
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated March 19, 2004